Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Sophus Capital Emerging Market ETF (EMEM)
September 18, 2026
Supplement to the
Summary Prospectuses, Prospectus, and Statement of Additional Information,
each dated March 9, 2026
The Board of Trustees of EA Series Trust (the “Trust”) has approved an amendment to the plan of liquidation for the Sophus Capital Emerging Market ETF (the “Fund”), a series of the Trust. The Fund will be liquidated and dissolved on or about October 28, 2026 (the “Liquidation Date”). References to earlier liquidation dates should be disregarded.
In anticipation of the liquidation of the Fund, Empowered Funds, LLC dba EA Advisers, the Fund’s investment adviser, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment objective and strategies, which may prevent the Fund from achieving its investment objective. Additionally, during this time, the Fund may have more significant exposure to one or a small number of securities, which may create additional risks for the Fund. The liquidation of the Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by the Fund and its shareholders.
The Fund will no longer accept orders for new creation units after the close of business on October 27, 2026, and trading in shares of the Fund will be halted after market close on October 27, 2026. References to earlier dates for the halting of order activity and trading should be disregarded. On the Liquidation Date, the Fund will redeem all of its outstanding shares at their net asset value, and proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date. On the Liquidation Date, all outstanding shares of the Fund will be cancelled, and the Fund will cease operations.
Shareholders may sell their holdings of the Fund on the Fund’s listing exchange through the close of trading on October 27, 2026 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. There can be no assurance that there will be an active trading market for Fund shares prior to the Liquidation Date.
Shareholders who continue to hold shares of the Fund on the Fund’s Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Fund’s exchange prior to the Liquidation Date.
Prior to the Liquidation Date, the Fund may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.
The Fund may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to the Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

Please retain this Supplement for future reference.